                                                                   Exhibit  99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of FASTNET Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Barry Borden, President and Chairman of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78m(a) or ss. 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003                                            /s/ R. Barry Borden
                                                        ----------------------
                                                        R. Barry Borden
                                                        President and Chairman